                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 29, 1998
                                                -------------------------------


                              ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                       0-21526                    75-0675400
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(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas              75038-1003
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code        (972) 580-4000
                                                  -----------------------------



                               Not Applicable
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        (Former name or former address, if changed since last report)
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ITEM 7.    EXHIBITS.

         On March 9, 1998, Registrant filed via EDGAR its Report on Form 10-Q for the interim period ended January 31, 1998, complete with Exhibit 27, Financial Data Schedule for the period, reported in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

         Pursuant to the requirements of Item 601 (c) (2) (iii) of Regulation S-K, Registrant submits herewith its Financial Data Schedules for the last three fiscal years and interim periods of the last two fiscal years, restated in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
27               Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended October 31, 1997.

27.1             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the fiscal year ended July 31, 1997.

27.2             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended April 30, 1997.

27.3             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended January 31, 1997.

27.4             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended October 31, 1996.

27.5             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the fiscal year ended July 31, 1996.

27.6             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended April 30, 1996.

27.7             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended January 31, 1996.

27.8             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended October 31, 1995.

27.9             Financial Data Schedule, restated in compliance with Statement of Accounting Standards
                 No. 128, "Earnings Per Share" for the fiscal year ended July 31, 1995.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Zale Corporation
                                       --------------------------
                                       Registrant


                                       By:   /s/ Mark R. Lenz
                                             ---------------------------------
                                             Mark R. Lenz
                                             Senior Vice President, Controller
                                             (principal accounting officer
                                             of the registrant)

Date:    April 29, 1998

                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
27               Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended October 31, 1997.

27.1             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the fiscal year ended July 31, 1997.

27.2             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended April 30, 1997.

27.3             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended January 31, 1997.

27.4             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended October 31, 1996.

27.5             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the fiscal year ended July 31, 1996.

27.6             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended April 30, 1996.

27.7             Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128,
                 "Earnings Per Share" for the interim period ended January 31, 1996.

27.8             Financial Data Schedule, restated in compliance with Statement of Accounting Standards
                 No. 128, "Earnings Per Share" for the interim period ended October 31, 1995.

27.9             Financial Data Schedule, restated in compliance with Statement of Accounting Standards
                 No. 128, "Earnings Per Share" for the fiscal year ended July 31, 1995.